GOAMERICA, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 27, 2006

The undersigned hereby constitutes and appoints Daniel R. Luis and Wayne D. Smith, and each of them, his or her true and lawful agent and proxy, with full power of substitution in each, to represent and to vote on behalf of the undersigned, all of the shares of GoAmerica, Inc. (the “Company”), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey at 11:00 a.m., local time, on February 27, 2006, and at any adjournment or adjournments thereof, upon the following proposal more fully described in the Notice of Special Meeting of Stockholders and Joint Proxy Statement and Prospectus for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal to authorize the issuance of the shares of the Company’s common stock issuable upon consummation of the proposed mergers of Hands On Video Relay Services, Inc. and Hands On Sign Language Services, Inc. with two wholly-owned subsidiaries of the Company formed to effect the mergers.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOAMERICA, INC.
433 HACKENSACK AVENUE
HACKENSACK, NJ 07601

VOTE BY INTERNET - WWW.PROXYVOTE.COM

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to GoAmerica, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Please date, sign and mail your
proxy card back as soon as possible!

Special Meeting of Stockholders
GOAMERICA, INC.

February 27, 2006

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

GOAMR1                                                                            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOAMERICA, INC.

1. APPROVAL OF THE PROPOSAL TO AUTHORIZE THE ISSUANCE OF THE SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON CONSUMMATION OF THE PROPOSED MERGERS OF HANDS ON VIDEO RELAY SERVICES, INC. AND HANDS ON SIGN LANGUAGE SERVICES, INC. WITH TWO WHOLLY-OWNED SUBSIDIARIES OF THE COMPANY FORMED TO EFFECT THE MERGERS:
FOR [_]         AGAINST [_]         ABSTAIN [_]

2. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

If you plan to attend the Special Meeting,
please check the box to the right.         [_]

UNLESS OTHERWISE SPECIFIED IN THE SPACES OR SQUARES PROVIDED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AUTHORIZE THE ISSUANCE OF THE SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON CONSUMMATION OF THE PROPOSED MERGERS OF HANDS ON VIDEO RELAY SERVICES, INC. AND HANDS ON SIGN LANGUAGE SERVICES, INC. WITH TWO WHOLLY-OWNED SUBSIDIARIES OF THE COMPANY FORMED TO EFFECT THE MERGERS.

Dated: ____________________________________________, 2006

Signature:  ______________________________________

(Signature if held jointly)______________________________

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE